EXHIBIT 99.1
                                 ------------

                 Computational Materials and/or ABS Term Sheet



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
Alternative Loan Trust 2005-69                                                                                            TERM SHEET
Mortgage Pass-Through Certificates, Series 2005-69
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                     The following is a Preliminary Term Sheet. All terms and statements are subject to change.

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                                                       PRELIMINARY TERM SHEET
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                                                    Countrywide Home Loans, Inc.
                                                              (Seller)

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                                                           $[487,295,000]
                                                            (Approximate)

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                                                   Alternative Loan Trust 2005-69

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                                                             CWALT, Inc.
                                                             (Depositor)

                                                 Countrywide Home Loans Servicing LP
                                                          (Master Servicer)

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                                                          [GRAPHIC OMITTED]

                                                          Lead Underwriter

                                                            November 2005



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the
Securities. All information contained herein regarding the assets is preliminary and it is anticipated that such information will change. Any information contained herein regarding the assets will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                             1


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
Alternative Loan Trust 2005-69                                                                                     [GRAPHIC OMITTED]
Mortgage Pass-Through Certificates, Series 2005-69
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The analysis in this report is based on information provided by Countrywide
Home Loans, Inc. (the "Seller"). The information regarding the assets contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement (collectively, the "Prospectus") for this transaction. The information contained herein regarding the assets is preliminary as of the date hereof, supersedes any previous information regarding the assets delivered to you by DBSI and will be superseded by the applicable Prospectus and any other information subsequently filed with the
Securities and Exchange Commission. Any investment decision with respect to the securities should be made by you based upon the information contained in the Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.


The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by DBSI in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These
Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational
Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither DBSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.


An investor or potential investor in the securities (and each employee, representative, or other agent of such person or entity) may disclose to any and all persons, without limitation, the tax treatment and tax structure of the transaction (as defined in United States Treasury Regulation Section
1.6011-4) and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity. However, such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure.


THIS INFORMATION IS FURNISHED TO YOU SOLELY BY DBSI AND NOT BY THE ISSUER OF
THE SECURITIES OR ANY OF ITS AFFILIATES. DBSI IS ACTING AS UNDERWRITER AND NOT
ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.






This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the
Securities. All information contained herein regarding the assets is preliminary and it is anticipated that such information will change. Any information contained herein regarding the assets will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
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Alternative Loan Trust 2005-69                                                                                     [GRAPHIC OMITTED]
Mortgage Pass-Through Certificates, Series 2005-69
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                                             PRELIMINARY TERM SHEET DATED: November 2005
                                                             CWALT, INC.
                                                   Alternative Loan Trust 2005-69
                                                    $[487,295,000] (Approximate)
                                                 Subject to a variance of up to 10%
                                           All Terms and Conditions are subject to change

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                                                        Structure Overview(1)
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                                                     To 10% Optional Termination
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                                                          WAL to        Pmt     Interest
          Approximate                      Legal Final     Call        Delay     Accrual        Pass-Through           Expected
Class       Size ($)           Type          Maturity      (yrs)      (days)      Basis             Rate             Ratings [M/S]
 A-1     [271,589,000]     MTA Floater      Jan. 2035      3.05         24       30/360          Floating(2)           [Aaa/AAA]
 A-2     [113,162,000]     MTA Floater      Jan. 2035      3.05         24       30/360          Floating(2)           [Aaa/AAA]
 A-3      [67,898,000]     MTA Floater      Jan. 2035      3.05         24       30/360          Floating(2)           [Aaa/AAA]
 X-1      Notional(3)    Senior WAC IO /    Jan. 2035      3.05         24       30/360           Fixed(3)             [Aaa/AAA]
                           P Component
 X-2      Notional(4)    Senior WAC IO /    Jan. 2035      3.05         24       30/360          Variable(4)           [Aaa/AAA]
                           P Component
                         Subordinate WAC
 M-X      Notional(5)         IO / P        Jan. 2035      5.60         24       30/360          Variable(5)           [NR/AAA]
                            Component
  M       [19,905,000]     Subordinate      Jan. 2035      5.60          0       ACT/360         Floating(6)           [Aa2/AA]
 B-1       [9,025,000]     Subordinate      Jan. 2035      5.60          0       ACT/360         Floating(6)            [A2/A]
 B-2       [5,716,000]     Subordinate      Jan. 2035      5.60          0       ACT/360         Floating(6)          [Baa2/BBB]
 B-3      Not offered      Subordinate      Jan. 2035                                       Not offered hereby
 B-4      Not offered      Subordinate      Jan. 2035                                       Not offered hereby
 B-5      Not offered      Subordinate      Jan. 2035                                       Not offered hereby
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Total   $[487,295,000]
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

(1) The Structure is preliminary and subject to change.
(2) The pass-through rates on the Class A-1 Certificates, the Class A-2
Certificates, and Class A-3 Certificates will be a floating rate equal to the lesser of (i) in each case, 1-year MTA plus a specified margin and (ii) in the case of the Class A-1 Certificates, the Net Mortgage Interest Rate (equal to the weighted average Net Rate of the Mortgage Loans) less [1.61086]%, in the case of the Class A-2 Certificates, the Net Mortgage Interest Rate less
[1.56086]%, in the case of the Class A-3 Certificates, the Net Mortgage
Interest Rate less [1.46086]%.
(3) The Class X-1 Certificates will be comprised of two components: an interest-only component (the "Class X-1 IO Component") that will bear interest on a notional balance which will be equal to the aggregate certificate balance of the Class A Certificates and a principal and interest component (the "Class
X-1P Component") with a principal balance (initially, zero) that will increase depending on the amount of deferred interest allocated to the Class X-1
Certificates. The Pass-Through Rate for the Class X-1 Certificates will be a per annum rate equal to the sum of (a) the product of (i) the Class A-1
Certificate Principal Balance divided by the Senior Certificate Principal
Balance and, (ii) a fixed rate of [1.61086]% ,(b) the product of (i) the Class
A-2 Certificate Principal Balance divided by the Senior Certificate Principal
Balance and (ii) a fixed rate of [1.56086]%, and (c) the product of (i) the Class A-3 Certificate Principal Balance divided by the Senior Certificate
Principal Balance and (ii) a fixed rate of [1.46086]%.
(4) The Class X-2 Certificates will be comprised of two components: an interest-only component (the "Class X-2 IO Component") that will bear interest on a notional balance which will be equal to the aggregate certificate balance of the Senior Certificates and a principal and interest component (the "Class
X-2 P Component") with a principal balance (initially, zero) that will increase depending on the amount of deferred interest allocated to the Class
X-2 Certificates. The Pass-Through Rate for the Class X-2 Certificates will be a per annum rate equal to the excess, if any, of (a) the Net WAC Rate for the related Distribution Date over (b) the sum of (x) the weighted average of the Class A-1 Pass-Through Rate, the Class A-2 Pass-Through Rate, and the Class
A-3 Pass-Through Rate and (y) the Class X-1 Pass-Through Rate. The initial
Pass-Through Rate for the Class X-2 Certificates will be equal to [0.000] %.





This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the
Securities. All information contained herein regarding the assets is preliminary and it is anticipated that such information will change. Any information contained herein regarding the assets will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
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Alternative Loan Trust 2005-69                                                                                     [GRAPHIC OMITTED]
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                                                   Structure Overview (continued)
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(5) The Class M-X Certificates will be comprised of two components: an interest-only component (the "Class M-X IO Component") that will bear interest on a notional balance which will be equal to the certificate balance of the
Subordinate Certificates and a principal and interest component (the "Class
M-X P Component") with a principal balance (initially, zero) that will increase depending on the amount of deferred interest allocated to the Class
M-X Certificates. The Pass-Through Rate for the Class M-X Certificates will be a per annum rate equal to the excess, if any, of (a) the Net Mortgage Interest
Rate for the related Distribution Date over (b) the product of (i) the weighted average of the Pass-Through Rates of the Subordinate Certificates and
(ii) the actual number of days which have elapsed in the related Interest
Accrual Period, divided by 30. The initial Pass-Through Rate for the Class M-X
Certificates will be equal to [0.4461] %. Investors in the Class M-X
Certificates should note that amounts payable to the M-X IO Component in respect of interest shall be reduced on any given Distribution Date by the amount of any Net WAC Rate Carryover Amounts allocable to the Subordinate
LIBOR Certificates which remain outstanding on such Distribution Date.
(6) The Pass-Through Rates for the Class M and Class B Certificates (the
"Subordinate LIBOR Certificates") will be a floating rate based on One-Month
LIBOR plus a specified margin subject to Net Mortgage Interest Rate. If the
Optional Call is not exercised on the first possible date, the specified margin on the Class M and Class B Certificates will increase [1.5] times the original specified margin.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the
Securities. All information contained herein regarding the assets is preliminary and it is anticipated that such information will change. Any information contained herein regarding the assets will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
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Alternative Loan Trust 2005-69                                                                                     [GRAPHIC OMITTED]
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                                                        Transaction Overview
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
Offered Certificates:   /_/   The Class A-1, Class A-2, and Class A-3 Certificates (the "Class A Certificates") and together with the Class X-1 and Class X-2 Certificates, the "Senior Certificates," and the Class M, Class B1, Class
                              B-2, (together with the Class B-3, Class B-4 and Class B-5 Certificates which are not offered hereby, the "Subordinate Certificates").

Non-Offered             /_/   The Class B-3, Class B-4 and Class B-5 Certificates.
Certificates:

Pricing Speed:          /_/   25% CPR

Depositor:              /_/   CWALT, Inc.

Master Servicer:        /_/   Countrywide Home Loans Servicing, LP

Seller:                 /_/   Countrywide Home Loans, Inc.

Trustee:                /_/   The Bank of New York

Cut-off Date:           /_/   November 1, 2005

Closing Date:           /_/   On or around November 29, 2005

Investor Settlement
Date:                   /_/   On or around [November 30], 2005

Legal Structure:        /_/   REMIC

Optional Call:          /_/   10% Cleanup Call

Distribution Dates:     /_/   25th of each month, or next business day, commencing in December 2005

Registration:           /_/   The Offered Certificates will be made available in book-entry form through DTC.

Federal Tax             /_/   It is anticipated that a portion of the Class A Certificates and Subordinate Certificates will be
Treatment:                    treated as REMIC regular interests for federal tax income purposes.

ERISA Eligibility:      /_/   The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.

Collateral:             /_/   All of the mortgage loans (the "Mortgage Loans") are 30 year adjustable rate loans secured by first liens on one-to four-family residential properties. The mortgage rates for the Loans are generally fixed for an initial period from one to three months after origination. All of the mortgage loans are negative amortization loans with rates that adust monthly and scheduled payments that adjust annulaly.
                              At the end of the initial fixed-rate period, if any, each mortgage rate will adjust based on the
                              Mortgage Index plus the related margin. The "Mortgage Index" for the mortgage rates for the Mortgage
                              Loans is the twelve-month average monthly yield on U.S. Treasury Securities adjusted to a constant maturity of one-year, as published by the Federal Reserve Board in the Federal Reserve Statistical
                              Release "Selected Interest Rates (H.15)" ("One-year MTA").

                        /_/   As of the Cut-off Date, the aggregate principal balance of the Mortgage Loans is expected to be
                              $[501,383,783, subject to a 10% variance. [99.87]% of the Mortgage Loans have a prepayment penalty period of 1 year, the remaining [0.13]% of the Mortgage Loans have a prepayment penalty period of 2 years.

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




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the
Securities. All information contained herein regarding the assets is preliminary and it is anticipated that such information will change. Any information contained herein regarding the assets will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
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                                                    Transaction Overview (Cont.)
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

Credit Enhancement:     /_/   Credit Enhancement for the Certificates will be provided by a senior/subordinate shifting interest structure. Subordination is expected to be [9.72]% +/- 1.00% with respect to the Senior Certificates.

Advances:               /_/   The Master Servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the Master Servicer believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

Compensating            /_/   On each Distribution Date, the Master Servicer is required to cover certain interest shortfalls as a
Interest:                     result of certain prepayments as more fully described in the prospectus supplement.

Interest Accrual        /_/   The Interest Accrual Period for the Class A Certificates for any Distribution Date will be the
Period:                       calendar month before the distribution date. The Interest Accrual Period for the Subordinate LIBOR
                              Certificates for any Distribution Date will be the period commencing on the Distribution Date in the month prior to the month in which that Distribution Date occurs (or the Closing Date, in the case of the first Distribution Date) and ending on the day immediately prior to that Distribution Date.

Cashflow Description:   /_/   Distributions on the Certificates will be made on the 25th day of each month (or next business day).
                              The payments to the Certificates, to the extent of the available funds, will be made according to the following priority:

                        Available Funds

                              1.  Concurrently, to the Class A-1, Class A-2, Class A-3, Class X-1, and Class X-2 Certificates,
                                  interest at a rate equal to their respective Pass-Through Rates on a pro rata basis;
                              2.  Payments of principal, pro-rata, to the Class A-1, Class A-2, and Class A-3 Certificates until reduced to zero.
                              3.  Payments of principal, pro rata, to the Class X-1P and Class X-2P Components (as defined below)
                                  until its component principal balances is reduced to zero.
                              4.  Payments of interest to the Class M-X Certificates and then principal to the Class M-XP Component
                                  (as defined below) until its component principal balance is reduced to zero; provided, however, that any interest distributable to the Class M-X IO Component will instead be deposited in the
                                  Carryover Shortfall Reserve Fund for distribution to the Class M and Class B Certificates, on a sequential basis, up to an amount equal to the Net WAC Carryover Amounts allocable to the Class M and Class B Certificates for such Distribution Date and remaining unpaid.
                              5.  Sequentially, to the Class M and the Class B Certificates, interest at a rate equal to their respective Pass-Through Rates and unpaid interest shortfalls (as described herein), on a pro rata basis.
                              6.  Payments of principal sequentially, first to the Class M Certificates and then to the Class B
                                  Certificates in order of their numerical class designations, beginning with the Class B-1
                                  Certificates, so that each such class shall receive such class' allocable share of the
                                  Subordinated Principal Distribution Amount.
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




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the
Securities. All information contained herein regarding the assets is preliminary and it is anticipated that such information will change. Any information contained herein regarding the assets will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
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                                                    Transaction Overview (Cont.)
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
Senior Principal        /_/   The Senior Principal Distribution Amount is an amount generally equal to the sum of (i) the Senior
Distribution Amount:          Percentage of the principal portion of scheduled payments on the Mortgage Loans and (ii) the Senior
                              Prepayment Percentage of prepayments and net liquidation proceeds in respect of the Mortgage Loans.
                        /_/   The "Senior Percentage" is the percentage equivalent of a fraction the numerator of which is the aggregate Class Certificate Balance of the Senior Certificates and the denominator of which is the aggregate principal balance of the Mortgage Loans.

Subordinated            /_/   The Subordinated Principal Distribution Amount is an amount generally equal to the sum of (i) the
Principal Distribution        Subordinated Percentage of the principal portion of scheduled payments on the Mortgage Loans and (ii)
Amount:                       the Subordinated Prepayment Percentage of prepayments and net liquidation proceeds in respect of the
                              Mortgage Loans.
                        /_/   The "Subordinated Percentage" is equal to the difference between 100% and the Senior Percentage.
                        /_/   The "Subordinated Prepayment Percentage" is equal to the difference between 100% and the Senior
                              Prepayment Percentage.

Carryover Shortfall     /_/   The Class M Certificates and the Class B Certificates will be entitled to the payment of an amount
Amounts:                      equal to the sum of (i) the excess, if any, of (a) interest accrued at the Certificate Interest Rate for such Class (without giving effect to the Net WAC Cap) over (b) the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous Distribution Dates
                              (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the
                              Net WAC Cap) (together, the "Carryover Shortfall Amount"). The Carryover Shortfall Amount will be paid only to the extent of interest otherwise distributable to the Class M-X IO Component with respect to the Subordinate Certificates (after the reduction due to Net Deferred Interest allocable to the Class
                              M-X Certificates) on such Distribution Date or future Distribution Dates.

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



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the
Securities. All information contained herein regarding the assets is preliminary and it is anticipated that such information will change. Any information contained herein regarding the assets will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
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Alternative Loan Trust 2005-69                                                                                     [GRAPHIC OMITTED]
Mortgage Pass-Through Certificates, Series 2005-69
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Transaction Overview (Cont.)
------------------------------------------------------------------------------------------------------------------------------------
Optional                /_/   The terms of the transaction allow for an option to terminate the Offered Certificates, which may be
Termination:                  exercised once the aggregate principal balance of the Mortgage Loans is 10% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Call Date").

Negative                /_/   Since the Mortgage Loans are subject to negative amortization, the Senior Certificates and the
Amortization:                 Subordinate Certificates are subject to increases in their principal balances. However, the amount of negative amortization that occurs in each interest accrual period with respect to each mortgage loan will be offset by unscheduled principal collections for such period. Any negative amortization that is not offset by unscheduled principal collections will be accreted pro rata to the Senior Certificates and the Subordinate Certificates based on the amount of interest due but not paid with regard to each such class.

Class X-1 and Class     /_/   Solely for purposes of determining distributions of principal and interest and the allocation of
X-2 Certificates and          realized losses on the mortgage loans, each of the Class X-1, Class X-2 and Class M-X Certificates
Class M-X Certificates        will be comprised of two components: an interest-only component with the notional balances described
Components:                   above and a principal and interest component (the "Class X-1P Component," the "Class X-2P Component,"
                              and the "Class M-XP Component", respectively) with a principal balance (initially, zero) that will increase depending on the amount of deferred interest allocated to the Class X-1 Certificates, Class
                              X-2 Certificates, and the Class M-X Certificates, respectively.

Shifting Interest:      /_/   The Senior Certificates will be entitled to receive 100% of the prepayments on the Mortgage Loans on any Distribution Date during the first ten years beginning on the first Distribution Date. Thereafter, the Senior Prepayment Percentage can be reduced to the Senior Percentage plus 70%, 60%, 40%, 20% and
                              0% of the Subordinated Percentage over the next five years provided that (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the preceding 6 month period, as a percentage of the aggregate Class Certificate Balance of the Subordinated Certificates immediately prior to that Distribution Date does not equal or exceed 50% and (ii) cumulative realized losses incurred on the Mortgage Loans do not exceed 30%, 35%, 40%, 45% or 50% of the aggregate Class
                              Certificate Balance of the Subordinated Certificates as of the closing date for each test date.

                        /_/   Notwithstanding the foregoing, if after 3 years the current Subordinated Percentage is equal to two times the initial aggregate Subordinated Percentage and (i) the principal balance of Mortgage Loans 60 days or more delinquent, averaged over the preceding 6 month period, as a percentage of the aggregate
                              Class Certificate Balance of the Subordinated Certificates immediately prior to that Distribution Date does not equal or exceed 50% and (ii) cumulative realized losses for the Mortgage Loans do not exceed
                              (a) on or prior to November, 2008, 20% or (b) after November, 2008, 30%, then the Senior Prepayment
                              Percentage will equal the Senior Percentage.

                        /_/   If doubling occurs prior to the third anniversary and the above delinquency and loss tests are met, then the Senior Prepayment Percentage equals the Senior Percentage plus 50% of the Subordinated
                              Percentage.

Allocation of Losses:   /_/   Realized Losses on the Mortgage Loans will be allocated to the most junior class of Certificates outstanding beginning with the Class B-5 Certificates, until the Certificate Principal Balance of the
                              Class B Certificates has been reduced to zero. Thereafter, Realized Losses on the Mortgage Loans will be allocated to the Class M Certificates, until the Certificate Principal Balance of the Class M
                              Certificates has been reduced to zero and then the Class M-X Certificates until reduced to zero.

                        /_/   Thereafter, Realized Losses on the Mortgage Loans will be allocated sequentially as follows: the Class
                              A-3 Certificates until reduced to zero, second to the Class A-2 Certificates until reduced to zero, and the to the Class A-1 Certificates.

------------------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein regarding the assets is preliminary and it is anticipated that such information will change. Any information contained herein regarding the assets will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                             8


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Mortgage Pass-Through Certificates, Series 2005-69
------------------------------------------------------------------------------------------------------------------------------------


                     -------------------------------------------------------------------------------------------
                                                    DESCRIPTION OF THE COLLATERAL
                     -------------------------------------------------------------------------------------------


                     -------------------------------------------------------------------------------------------
                                                    SUMMARY OF THE MORTGAGE LOANS
                     -------------------------------------------------------------------------------------------
                     Aggregate Principle Balance                    $501,383,783                  +/-10%

                     Gross WAC                                      1.478%                        +/- 10 bps
                     WAM                                            360                           +/- 2 months

                     WA LTV                                         74.78%                        +/- 5%
                     Average Loan Balance                           $632,262.02                   +/-10,000

                     Percent Conforming Balance                     0.00%
                     Percent with Pre-Payment Penalty               100%

                     Single Family                                  63.06%                        +/- 10%
                     Owner Occupied                                 80.40%                        +/- 10%

                     Average FICO                                   701                           +/- 10
                     State Concentration                            California (76%)              +/- 10%
                     -------------------------------------------------------------------------------------------






This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein regarding the assets is preliminary and it is anticipated that such information will change. Any information contained herein regarding the assets will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                             9


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Alternative Loan Trust 2005-69                                                                                     [GRAPHIC OMITTED]
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------------------------------------------------------------------------------------------------------------------------------------




                                               FOR ADDITIONAL INFORMATION PLEASE CALL:
                                               ---------------------------------------



                     -------------------------------------------------------------------------------------------
                                                      Deutsche Bank Securities
                     -------------------------------------------------------------------------------------------


                     WL ARM Trading
                     --------------
                     Adam Yarnold                                   212-250-2669
                     Kumarjit Bhattacharyya                         212-250-2669


                     MBS Banking
                     -----------
                     Susan Valenti                                  212-250-3455
                     Daniel Murray                                  212-250-0864


                     MBS Analytics
                     -------------
                     Steve Lumer                                    212-250-0115
                     Alex Lee                                       212-250-7826
                     -------------------------------------------------------------------------------------------











This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein regarding the assets is preliminary and it is anticipated that such information will change. Any information contained herein regarding the assets will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            10


------------------------------------------------------------------------------------------------------------------------------------
Alternative Loan Trust 2005-69                                                                                            TERM SHEET
Mortgage Pass-Through Certificates, Series 2005-69
------------------------------------------------------------------------------------------------------------------------------------


                     The following is a Preliminary Term Sheet. All terms and statements are subject to change.

------------------------------------------------------------------------------------------------------------------------------------
                                                       PRELIMINARY TERM SHEET
------------------------------------------------------------------------------------------------------------------------------------

                                                    Countrywide Home Loans, Inc.
                                                              (Seller)

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

                                                           $[500,429,000]
                                                            (Approximate)

------------------------------------------------------------------------------------------------------------------------------------

                                                   Alternative Loan Trust 2005-69

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                             CWALT, Inc.
                                                             (Depositor)

                                                 Countrywide Home Loans Servicing LP
                                                          (Master Servicer)

------------------------------------------------------------------------------------------------------------------------------------


                                                          [GRAPHIC OMITTED]
                                                          Lead Underwriter

                                                            November 2005



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein regarding the assets is preliminary and it is anticipated that such information will change. Any information contained herein regarding the assets will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                             1


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
Alternative Loan Trust 2005-69                                                                                     [GRAPHIC OMITTED]
Mortgage Pass-Through Certificates, Series 2005-69
------------------------------------------------------------------------------------------------------------------------------------



The analysis in this report is based on information provided by Countrywide Home Loans, Inc. (the "Seller"). The information regarding the assets contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement (collectively, the "Prospectus") for this transaction. The information contained herein regarding the assets is preliminary as of the date hereof, supersedes any previous information regarding the assets delivered to you by DBSI and will be superseded by the applicable Prospectus and any other information subsequently filed with the Securities and Exchange Commission. Any investment decision with respect to the securities should be made by you based upon the information contained in the Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.



The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by DBSI in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither DBSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.



An investor or potential investor in the securities (and each employee, representative, or other agent of such person or entity) may disclose to any and all persons, without limitation, the tax treatment and tax structure of the transaction (as defined in United States Treasury Regulation Section 1.6011-4) and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity. However, such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure.



THIS INFORMATION IS FURNISHED TO YOU SOLELY BY DBSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. DBSI IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein regarding the assets is preliminary and it is anticipated that such information will change. Any information contained herein regarding the assets will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                             2


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Alternative Loan Trust 2005-69                                                                                     [GRAPHIC OMITTED]
Mortgage Pass-Through Certificates, Series 2005-69
------------------------------------------------------------------------------------------------------------------------------------

                                             PRELIMINARY TERM SHEET DATED: November 2005
                                                             CWALT, INC.
                                                   Alternative Loan Trust 2005-69
                                                    $[500,429,000] (Approximate)
                                                 Subject to a variance of up to 10%
                                           All Terms and Conditions are subject to change

------------------------------------------------------------------------------------------------------------------------------------
                                                        Structure Overview(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                     To 10% Optional Termination
------------------------------------------------------------------------------------------------------------------------------------

                                                          WAL to        Pmt     Interest
          Approximate                      Legal Final     Call        Delay     Accrual        Pass-Through           Expected
Class       Size ($)           Type          Maturity      (yrs)      (days)      Basis             Rate             Ratings [M/S]
 A-1    [276,032,000]     MTA Floater       Jan. 2035      3.34         24        30/360         Floating(2)           [Aaa/AAA]
 A-2    [115,014,000]     MTA Floater       Jan. 2035      3.34         24        30/360         Floating(2)           [Aaa/AAA]
 A-3     [69,008,000]    LIBOR Floater      Jan. 2035      3.34          0       ACT/360         Floating(3)           [Aaa/AAA]
  M      [8,327,000]      Subordinate       Jan. 2035      6.19          0       ACT/360         Floating(4)           [Aa1/AA+]
 B-1     [7,066,000]      Subordinate       Jan. 2035      5.86          0       ACT/360         Floating(4)           [Aa2/AA]
 B-2     [12,113,000]     Subordinate       Jan. 2035      5.76          0       ACT/360         Floating(4)            [A2/A]
 B-3     [5,551,000]      Subordinate       Jan. 2035      5.60          0       ACT/360         Floating(4)          [Baa1/BBB+]
 B-4     [3,785,000]      Subordinate       Jan. 2035      5.43          0       ACT/360         Floating(4)          [Baa3/BBB]
 B-5     [3,533,000]      Subordinate       Jan. 2035      5.23          0       ACT/360         Floating(4)          [Ba2/BBB-]
------------------------------------------------------------------------------------------------------------------------------------
Total   $[500,429,000]
------------------------------------------------------------------------------------------------------------------------------------


(1) The Structure is preliminary and subject to change.
(2) The pass-through rates on the Class A-1 Certificates and Class A-2 Certificates will be a floating rate equal to the lesser of (i) 1- year MTA plus a specified margin and (ii) the Net Mortgage Interest Rate.
(3) The pass-through rates on the Class A-3 Certificates will be a floating rate equal to the lesser of (i) 1-Month LIBOR plus a specified margin and (ii) the Net Mortgage Interest Rate. If the Optional Call is not exercised on the first possible date, the specified margin on the Class A-3 Certificates will increase [2.0] times the original specified margin.
(4) The Pass-Through Rates for the Class M and Class B Certificates (the "Subordinate LIBOR Certificates") will be a floating rate based on One-Month LIBOR plus a specified margin subject to Net Mortgage Interest Rate. If the Optional Call is not exercised on the first possible date, the specified margin on the Class M and Class B Certificates will increase [1.5] times the original specified margin.





This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein regarding the assets is preliminary and it is anticipated that such information will change. Any information contained herein regarding the assets will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                             3


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Alternative Loan Trust 2005-69                                                                                     [GRAPHIC OMITTED]
Mortgage Pass-Through Certificates, Series 2005-69
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                        Transaction Overview
------------------------------------------------------------------------------------------------------------------------------------
Offered Certificates:   /_/   The Class A-1, Class A-2, and Class A-3 Certificates (the "Class A Certificates" or "Senior
                              Certificates") and the Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates
                              (the "Subordinate Certificates").

Non Offered             /_/   The Class C, Class P and Class A-R Certificates.
Certificates:

Pricing Speed:          /_/   25% CPR

Depositor:              /_/   CWALT, Inc.

Master Servicer:        /_/   Countrywide Home Loans Servicing, LP

Seller:                 /_/   Countrywide Home Loans, Inc.

Trustee:                /_/   The Bank of New York

Cut-off Date:           /_/   November 1, 2005

Closing Date:           /_/   On or around November 29, 2005

Investor Settlement     /_/   On or around [November 30], 2005
Date:

Legal Structure:        /_/   REMIC

Optional Call:          /_/   10% Cleanup Call

Distribution Dates:     /_/   25th of each month, or next business day, commencing in December 2005

Registration:           /_/   The Offered Certificates will be made available in book-entry form through DTC.

Federal Tax             /_/   It is anticipated that a portion of the Class A Certificates and Subordinate Certificates will be
Treatment:                    treated as REMIC regular interests for federal tax income purposes.

ERISA Eligibility:      /_/   The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.

Collateral:             /_/   All of the mortgage loans (the "Mortgage Loans") are 30 year adjustable rate loans secured by first liens on one-to four-family residential properties. The mortgage rates for the Loans are generally fixed for an initial period from one to three months after origination. All of the mortgage loans are negative amortization loans with rates that adjust monthly and scheduled payments that adjust annually. At the end of the initial fixed-rate period, if any, each mortgage rate will adjust based on the Mortgage Index plus the related margin. The "Mortgage Index" for the mortgage rates for the
                              Mortgage Loans is the twelve-month average monthly yield on U.S. Treasury Securities adjusted to a constant maturity of one-year, as published by the Federal Reserve Board in the Federal Reserve
                              Statistical Release "Selected Interest Rates (H.15)" ("One-year MTA").

                        /_/   As of the Cut-off Date, the aggregate principal balance of the Mortgage Loans is expected to be
                              $[504,721,996], subject to a 10% variance. [99.87]% of the Mortgage Loans have a prepayment penalty period of 1 year, the remaining [0.13]% of the Mortgage Loans have a prepayment penalty period of 2 years.


 Credit Enhancement:          1)  Excess Interest
                              2)  Overcollateralization ("OC"); and
                              3)  Subordination
------------------------------------------------------------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein regarding the assets is preliminary and it is anticipated that such information will change. Any information contained herein regarding the assets will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                             4


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Alternative Loan Trust 2005-69                                                                                     [GRAPHIC OMITTED]
Mortgage Pass-Through Certificates, Series 2005-69
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Transaction Overview (Cont.)
------------------------------------------------------------------------------------------------------------------------------------
Advances:               /_/   The Master Servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the Master Servicer believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

Compensating            /_/   On each Distribution Date, the Master Servicer is required to cover certain interest shortfalls as a
Interest:                     result of certain prepayments as more fully described in the prospectus supplement.

Interest Accrual        /_/   The Interest Accrual Period for the Class A-1 and Class A-2 Certificates for any Distribution Date
Period:                       will be the calendar month before the distribution date. The Interest Accrual Period for the Class A-3 and Subordinate LIBOR Certificates for any Distribution Date will be the period commencing on the
                              Distribution Date in the month prior to the month in which that Distribution Date occurs (or the
                              Closing Date, in the case of the first Distribution Date) and ending on the day immediately prior to that Distribution Date.

Cashflow                /_/   Distributions on the Certificates will be made on the 25th day of each month (or next business day).
Description:                  The payments to the Certificates, to the extent of the available funds, will be made according to the following priority:


                     Available Funds

                              1.  To pay interest to the Class A-1, Class A-2, and Class A-3 Certificates, pro rata, including any accrued unpaid interest due to the Class A Certificates from a prior Distribution Date;
                              2.  To pay interest, sequentially, to the Class M and the Class B Certificates, interest at a rate equal to their respective Pass-Through Rates;
                              3.  (A) For each Distribution Date prior to the Stepdown Date or on which a Trigger Event is in effect in an amount up to the Principal Distribution Amount for such Distribution Date, sequentially:
                                          i.  to the Class A-R Certificates until reduced to zero;
                                         ii.  concurrently, to the Class A-1, Class A-2, and Class A-3 Certificates, pro rata on the basis of their respective Certificate Balances immediately prior to such Distribution
                                              Date, until reduced to zero;
                                        iii.  sequentially, to the Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5
                                              Certificates, in that order, until reduced to zero.
                                  (B)  For each Distribution Date on or after the Stepdown Date and so long as there is no Trigger
                                  Event in effect, sequentially:
                                         iv.  In an amount up to the Senior Principal Distribution Amount, concurrently to the Class
                                              A-1, Class A-2, and Class A-3 Certificates, pro rata, on the basis of their respective
                                              Certificate Balances immediately prior to such Distribution Date, until reduced to zero;
                                          v.  Sequentially, to the Class M, Class B-1, Class B-2, Class B-3, Class B-4, and Class
                                              B-5 Certificates, in that order, in each case each class shall receive such class'
                                              allocable share of the Subordinated Principal Distribution Amount, until reduced to zero;
                              4.  From excess interest, if any, to the Certificates then entitled to receive distributions in respect of principal in order to reduce the Certificate Principal Balance of the Certificates to
                                  the extent necessary to maintain the Required Overcollateralization Amount.
                              5.  From excess interest, if any, to pay the Interest Carry Forward Amounts on the Class M and Class B
                                  Certificates, on a sequential basis.
                              6.  From excess interest, if any, to pay the allocated Realized Losses on the Class M and Class B
                                  Certificates, on a sequential basis.
                              7.  From excess interest, if any, to pay the Carryover Shortfall Amount on the Class A-3, Class M and
                                  Class B Certificates in the same priority as described in rules 1 and 2 above.
                              8.  To pay any remaining amount to the Class CE, Class P and Class R Certificates.
------------------------------------------------------------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein regarding the assets is preliminary and it is anticipated that such information will change. Any information contained herein regarding the assets will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                             5


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------------------------------------------------------------------------------------------------------------------------------------
                                                    Transaction Overview (Cont.)
------------------------------------------------------------------------------------------------------------------------------------
Required                      Overcollateralization refers to the amount by which the aggregate principal balance of the Mortgage
Overcollateralization         Loans exceeds the Certificate Principal Balance of the Certificates. This excess (the
Amount:                       "Overcollateralization Amount") is intended to protect the certificateholders against shortfalls in payments on the Certificates. The Required Overcollateralization Amount for the Certificates, which will be fully established at issuance, is anticipated to be approximately [0.85]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. On or after the Stepdown Date and provided that a trigger event is not in effect, the Required Overcollateralization Amount may be permitted to decrease to approximately [1.70]% of the aggregate principal balance of the Mortgage
                              Loans as of the end of such Due Period, subject to a floor amount of approximately 0.50% of the aggregate outstanding principal balance as of the Cut-off Date. If, due to losses, the
                              Overcollateralization Amount is reduced below the Required Overcollateralization Amount, excess spread, if any is available will be paid to the Certificates then entitled to receive distributions in respect of principal in order to reduce the Certificate Principal Balance of such Certificates to the extent necessary to reach the Required Overcollateralization Amount.

Overcollateralization         An Overcollateralization Increase Amount for any Distribution Date is the amount of Net Monthly Excess
Increase Amount:              Cashflow actually applied as an accelerated payment of principal to the extent the Required
                              Overcollateralization Amount exceeds the current Overcollateralization Amount.

Overcollateralization         An Overcollateralization Reduction Amount for any Distribution Date is the amount by which the current
Reduction Amount:             Overcollateralization Amount exceeds the Required Overcollateralization Amount after taking into account all other distributions to be made on the Distribution Date limited to the distribution of principal on the Mortgage Loans.

Stepdown Date:                Is the earlier of (i) the first Distribution Date on which the Certificate Principal Balances of the
                              Class A Certificates have been reduced to zero and (ii) the later to occur of (x) the Distribution
                              Date occurring in December 2008 and (y) the first Distribution Date on which the Credit Enhancement
                              Percentage (calculated for this purpose only after taking into account distributions of principal on the Mortgage Loans, but prior to any distribution of principal to the holders of the Certificates) is equal to or greater than approximately [17.70]%.

Credit Enhancement            The Credit Enhancement Percentage for any class and any Distribution Date is the percentage obtained
Percentage:                   by dividing (x) the aggregate Certificate Principal Balance of the class or classes subordinate thereto (which includes the Overcollateralization Amount) by (y) the aggregate principal balance of the Mortgage Loans, calculated after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period and distribution of the Principal Distribution Amount to the holders of the Certificates then entitled to distributions of principal on the Distribution Date.

                                          Class               (M / S)           Initial CE %      CE % On/After Step
                                          -----               -------           ------------      ------------------
                                                                                                       Down Date
                                                                                                       ---------
                                            A                [Aaa/AAA]             8.85%                 17.70%
                                            M                [Aa1/AA+]             7.20%                 14.40%
                                           B-1               [Aa2/AA]              5.80%                 11.60%
                                           B-2                [A2/A]               3.40%                 6.80%
                                           B-3              [Baa1/BBB+]            2.30%                 4.60%
                                           B-4              [Baa3/BBB]             1.55%                 3.10%
                                           B-5              [Ba2/BBB-]             0.85%                 1.70%

Net Monthly Excess            For any Distribution Date is equal to the sum of (i) any Overcollateralization Reduction Amount and
Cashflow:                     (ii) the excess of the Available Distribution Amount, over the sum of (w) with respect to the Class A
                              Certificates, the Senior Interest Distribution Amount for such Distribution Date, (x) with respect to the Subordinate Certificates, the Interest Distribution Amount for such Distribution Date and (y) the amount of principal required to be distributed to the holders of the Certificates on such Distribution
                              Date.
------------------------------------------------------------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein regarding the assets is preliminary and it is anticipated that such information will change. Any information contained herein regarding the assets will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                             6


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------------------------------------------------------------------------------------------------------------------------------------
                                                    Transaction Overview (Cont.)
------------------------------------------------------------------------------------------------------------------------------------
Senior Principal        /_/   Until the Stepdown Date, or if a Trigger Event occurs, the Class A Certificates will receive the
Distribution Amount:          principal collected on the Mortgage Loans plus any excess interest required to maintain the Required
                              Overcollateralization Amount until the aggregate Certificate Principal Balance of the Senior
                              Certificates has been reduced to zero. On or after the Stepdown Date, if no Trigger Event occurs, principal paid on the Senior Certificates will be an amount such that the Senior Certificates will maintain approximately a [17.70]% Credit Enhancement Percentage (2x the Class A Initial Credit
                              Enhancement Percentage).

Subordinated            /_/   The Subordinated Certificates will not receive an principal payments until the Stepdown Date. On or
Principal Distribution        after the Stepdown Date (if no Trigger Event occurs), principal will be paid to the Subordinate
Amount:                       Certificates, first to the Class M Certificates until it reaches approximately a [14.40]% Credit
                              Enhancement Percentage (2x the Class M Initial Credit Enhancement Percentage), second to the Class B-1
                              Certificates until it reaches approximately a [11.60]% Credit Enhancement Percentage (2x the Class B-1
                              Initial Credit Enhancement Percentage), third to the Class B-2 Certificates until it reaches approximately a [6.80]% Credit Enhancement Percentage (2x the Class B-2 Initial Credit Enhancement
                              Percentage), fourth to the Class B-3 Certificates until it reaches approximately a [4.60]% Credit
                              Enhancement Percentage (2x the Class B-3 Initial Credit Enhancement Percentage), fifth to the Class
                              B-4 Certificates until it reaches approximately a [3.10]% Credit Enhancement Percentage (2x the Class
                              B-4 Initial Credit Enhancement Percentage), sixth to the Class B-5 Certificates until it reaches approximately a [1.70]% Credit Enhancement Percentage (2x the Class B-5 Initial Credit Enhancement
                              Percentage).

Carryover               /_/   The Class A-3, Class M Certificates and the Class B Certificates will be entitled to the payment of an
Shortfall Amounts:            amount equal to the sum of (i) the excess, if any, of (a) interest accrued at the Certificate Interest
                              Rate for such Class (without giving effect to the Net WAC Cap) over (b) the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous
                              Distribution Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the Net WAC Cap) (together, the "Carryover Shortfall Amount").

------------------------------------------------------------------------------------------------------------------------------------









This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein regarding the assets is preliminary and it is anticipated that such information will change. Any information contained herein regarding the assets will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                             7


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Alternative Loan Trust 2005-69                                                                                     [GRAPHIC OMITTED]
Mortgage Pass-Through Certificates, Series 2005-69
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------------------------------------------------------------------------------------------------------------------------------------
                                                    Transaction Overview (Cont.)
------------------------------------------------------------------------------------------------------------------------------------
Optional                /_/   The terms of the transaction allow for an option to terminate the Offered Certificates, which may be
Termination:                  exercised once the aggregate principal balance of the Mortgage Loans is 10% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Call Date").

Negative                /_/   Since the Mortgage Loans are subject to negative amortization, the Senior Certificates and the
Amortization:                 Subordinate Certificates are subject to increases in their principal balances. However, the amount of negative amortization that occurs in each interest accrual period with respect to each mortgage loan will be offset by principal collections for such period. Any negative amortization that is not offset by principal collections will be accreted pro rata to the Senior Certificates and the Subordinate
                              Certificates based on the amount of interest due but not paid with regard to each such class.

Allocation of           /_/   Realized Losses on the Mortgage Loans will be allocated to the most junior class of Certificates
Losses:                       outstanding beginning with the Class B-5 Certificates, until the Certificate Principal Balance of the
                              Class B Certificates has been reduced to zero. Thereafter, Realized Losses on the Mortgage Loans will be allocated to the Class M Certificates, until the Certificate Principal Balance of the Class M
                              Certificates has been reduced to zero.

                        /_/   Thereafter, Realized Losses on the Mortgage Loans will be allocated sequentially as follows: first to the Class A-3 Certificates until reduced to zero, second to the Class A-2 Certificates until reduced to zero, and the to the Class A-1 Certificates.

------------------------------------------------------------------------------------------------------------------------------------






This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein regarding the assets is preliminary and it is anticipated that such information will change. Any information contained herein regarding the assets will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                             8


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Alternative Loan Trust 2005-69                                                                                     [GRAPHIC OMITTED]
Mortgage Pass-Through Certificates, Series 2005-69
------------------------------------------------------------------------------------------------------------------------------------



                     -------------------------------------------------------------------------------------------
                                                    DESCRIPTION OF THE COLLATERAL
                     -------------------------------------------------------------------------------------------


                     -------------------------------------------------------------------------------------------
                                                    SUMMARY OF THE MORTGAGE LOANS
                     -------------------------------------------------------------------------------------------

                     Aggregate Principle Balance                    $504,721,996                  +/- 10%

                     Gross WAC                                      2.101%                        +/- 10 bps
                     WAM                                            360                           +/- 2 months

                     WA LTV                                         74.78%                        +/- 5%
                     Average Loan Balance                           $632,262.02                   +/- 10,000

                     Percent Conforming Balance                     0.00%
                     Percent with Pre-Payment Penalty               100%

                     Single Family                                  63.06%                        +/- 10%
                     Owner Occupied                                 80.40%                        +/- 10%

                     Average FICO                                   701                           +/- 10

                     State Concentration                            California (76%)              +/- 10%
                     -------------------------------------------------------------------------------------------






This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein regarding the assets is preliminary and it is anticipated that such information will change. Any information contained herein regarding the assets will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                             9


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Alternative Loan Trust 2005-69                                                                                     [GRAPHIC OMITTED]
Mortgage Pass-Through Certificates, Series 2005-69
------------------------------------------------------------------------------------------------------------------------------------







                                               FOR ADDITIONAL INFORMATION PLEASE CALL:
                                               ---------------------------------------



                     -------------------------------------------------------------------------------------------
                                                      Deutsche Bank Securities
                     -------------------------------------------------------------------------------------------


                     WL ARM Trading
                     --------------
                     Adam Yarnold                                   212-250-2669
                     Kumarjit Bhattacharyya                         212-250-2669


                     MBS Banking
                     -----------
                     Susan Valenti                                  212-250-3455
                     Daniel Murray                                  212-250-0864


                     MBS Analytics
                     -------------
                     Steve Lumer                                    212-250-0115
                     Alex Lee                                       212-250-7826
                     -------------------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein regarding the assets is preliminary and it is anticipated that such information will change. Any information contained herein regarding the assets will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                            10